Certification of Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350 as
Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, William J. Lynn III, Chief Executive Officer of Leonardo DRS, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.    the Annual Report on Form 10-K for the year ended December 31, 2021 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2022

/s/ William J. Lynn III
William J. Lynn III
Chief Executive Officer
(Principle Executive Officer)